Exhibit 99.01

TO:	INFRASTRUCTURE MATERIALS CORP.

AND TO:	the Shareholders thereof
RESIGNATION

I, Roger Hall, hereby resign as Director and Chief Operating Officer of Infrastructure Materials Corp. effective immediately.  I have no disagreement with the Company’s management, policies, procedures, internal controls or public disclosure documents.

Dated:  January 20, 2010

/s/ Roger M. Hall
Roger M. Hall

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